Rule 497(d)

             The First Trust Special Situations Trust, Series 138

                       Internet Growth Trust, Series 1
            Internet Growth & Treasury Securities Trust, Series 2

             Supplement to the Prospectus dated January 25, 1996

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker:
MCITE) have been removed from the portfolios of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

July 3, 2002